Net earnings per share (Tables)	12 Months Ended
Nov. 30, 2012
Net earnings per share
Schedule of weighted average common shares

	Number of common shares
	Year Ended November 30,
	2012	2011	2010
Total weighted average common shares—basic	27,513	29,605	30,101
Dilutive effect of share options	16	60	113
Dilutive effect of restricted stock units	670	966	1,056

Total weighted average common shares—diluted	28,199	30,631	31,270